UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 31, 2013

Commission File #: 000-53723

TAURIGA SCIENCES, INC.
(f/k/a Immunovative, Inc.)
(Exact name of registrant as specified in its charter)

Florida
(State or other jurisdiction of incorporation)

65-1102237
(IRS Employer Identification Number)

39 Old Ridgebury Road
Danbury, CT 06180
  (Address of principal US executive offices)

 Tel: (917) 796-9926
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02 – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On August 31, 2013, the contract between the Company and Bruce Harmon, the chief financial officer of the Company, expired.  Mr. Harmon also serves as the chief financial officer and director of Green Hygienics, Inc., which has a licensing agreement with the Company.  Therefore, due to the impending realization of the licensing agreement as it was finalized this week under the terms and conditions of the agreement, Mr. Harmon determined that his serving as chief financial officer of the Company could potentially create conflicts of interest.  The Company and Mr. Harmon had no disagreements at the time of the contract expiration.

In the interim, Seth Shaw, chief executive officer of the Company, will assume the responsibilities as interim chief financial officer.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAURIGA SCIENCES, INC.

Date: September 6, 2013	By:	/s/ Seth Shaw
Seth Shaw
Chief Executive Officer